FIRST AMENDMENT TO THE
                   SUPPLEMENTAL EMPLOYEE RETIREMENT AGREEMENT


         THIS FIRST AMENDMENT TO THE SUPPLEMENTAL EMPLOYEE RETIREMENT AGREEMENT is approved as of the 10th day of August, 1998, by and between Public Service Company of New Mexico, a New Mexico Corporation ("PNM") and Max Maerki ("Maerki").

         WHEREAS, PNM and Maerki entered into a Supplemental Employee Retirement Agreement ("SERP") on August 4, 1989; and

         WHEREAS, on April 22, 1997, PNM amended the Public Service Company of New Mexico Employees' Retirement Plan (the "Plan"), effective January 1, 1997, limiting the additional accrual of service and freezing salaries for purposes of pension calculations under the Plan; and

         WHEREAS, Maerki acknowledges the amendment to the Plan and agrees to incorporate the terms of the amendment in the SERP, effective January 1, 1998; and

         WHEREAS, paragraph 9 of the SERP permits the SERP to be amended by the consent of both parties.

         NOW THEREFORE, PNM and Maerki do hereby amend the SERP by this First Amendment as follows:

         1. Paragraph 1, Supplemental Employee Retirement Benefit, is hereby amended to read as follows:

         1. Supplemental Employee Retirement Benefit. PNM shall grant and pay to Maerki the following supplemental employee retirement benefits:

                  (a) benefits equal to the benefit which would be payable to Maerki under the Retirement Plan, calculated as though Maerki has been in continuous employment of PNM since February 15, 1974, reduced by benefits deemed payable to Maerki under the Retirement Plan.

         2. Paragraph 2(a), Calculation of Supplemental Retirement Benefits, is hereby amended and paragraph 2(d) is added to read as follows:

                  (a) shall be determined based upon the Retirement Plan in effect on January 1, 1997;

                                     *  *  *  *

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         3. Except as herein above  amended,  PNM and Maerki hereby  readopt and redeclare each and every provision of the SERP.

         IN WITNESS WHEREOF, the parties hereto, personally or by their authorized representatives, have signed this First Amendment to the SERP effective as of the date specified herein and by execution of this amendment hereby declare that this amendment fully and accurately represents all the supplemental retirement benefits agreed upon by PNM and Maerki.

                                       PUBLIC SERVICE COMPANY OF NEW
                                       MEXICO

Date: 10/21/98                         By: /s/ Benjamin F. Montoya
      __________                       ______________________________
                                            Benjamin F. Montoya
                                            President and CEO


                                           /s/ Max H. Maerki
Date: 10/21/98                         ______________________________
      __________                               Max H. Maerki